Exhibit 10.123

                               THIRD AMENDMENT TO
                       CONTRACT FOR ALASKA ACCESS SERVICES



This Third Amendment to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 19th day of February, 2004, between SPRINT COMMUNICATIONS COMPANY L. P., a Delaware Limited Partnership, (hereinafter referred to as "Sprint") and GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary GCI COMMUNICATION CORP., an Alaska corporation (together "GCI").

                                   BACKGROUND

1. GCI and Sprint entered into a CONTRACT FOR ALASKA ACCESS SERVICES, effective as of March 12th, 2002.

2. GCI and Sprint amended the CONTRACT FOR ALASKA ACCESS SERVICES by First Amendment, effective as of July 24th, 2002.

3. GCI and Sprint amended the CONTRACT FOR ALASKA ACCESS SERVICES by Second Amendment, effective as of December 31, 2003.

4. GCI and Sprint desire to amend the CONTRACT FOR ALASKA ACCESS SERVICES by Third Amendment to address changes in payphone compensation regulations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:


1. The following language of Paragraph 2 (B), Subsection 2, shall be deleted:

              In accordance with FCC rules regarding per-call compensation for coinless payphone calls (Second Order on Reconsideration in FCC Docket #96-128), as first-switch interexchange carrier, GCI may be obligated to pay per-call compensation for payphone-originated, coinless calls. Where it is so obligated by law, GCI may assess a $********** surcharge on ********** for each compensable payphone call.

              In no event will the payphone surcharge be higher than $********** above the applicable per-call compensation for payphone-originated coinless calls, as set by the FCC.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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             The surcharge shall not apply to calls for which Sprint certifies that it or a reseller or customer of Sprint has direct or indirect arrangements for payphone compensation with the payphone owner or its designated agent ("PSP") and for which Sprint provides GCI with adequate identification of covered telephone numbers.

             For calls routed to platform numbers, whether those of Sprint or a reseller or customer of Sprint, answer supervision received by GCI may not accurately indicate whether a dial-around payphone call is completed to the called party and therefore compensable to the PSP. For such platform calls, at Sprint's option, GCI shall assess surcharges only on calls Sprint identifies to GCI as completed to the called party. Sprint, in a mutually agreed computer readable format, shall provide GCI with adequate identification of such platform telephone numbers and appropriate reporting to document completion of those dial-around calls, for timely reporting by GCI to the PSPs

             If GCI or Sprint determines they have both paid payphone compensation for the same calls, or that payphone compensation has been paid for noncompensable calls, GCI and Sprint agree to cooperate to resolve the discrepancy and process appropriate refund requests. GCI agrees to credit Sprint for amounts surcharged in error.

             GCI and Sprint shall cooperate with each other, and agree to make records available (subject to reasonable confidentiality guarantees, where appropriate) to verify proper and timely reporting, payment, and billing for payphone originated dial-around calls and to help manage questions or disputes raised by payphone owners or their agents. The parties acknowledge that FCC requirements and industry practices for per-call compensation for coinless payphone calls may change during the term of the Agreement. Either party may reopen this provision of the Agreement, upon thirty days written notice, to renegotiate in light of changes in applicable FCC rules or common industry practices thereunder.


         And replaced with:

              In accordance with the new FCC regulations governing payphone compensation obligations of first-switch interexchange carriers and switch-based resellers, GCI will no longer assess a $********** surcharge on ********** for compensable payphone calls as of April 1, 2004.

              Sprint hereby assumes responsibility of reporting and compensating payphone owners for compensable payphone calls, carried by GCI, as a subset of **********.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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
             GCI and Sprint shall cooperate with each other, and agree to make records available (subject to reasonable confidentiality guarantees, where appropriate) to verify proper and timely reporting, payment, and billing for payphone originated dial-around calls and to help manage questions or disputes raised by payphone owners or their agents. The parties acknowledge that FCC requirements and industry practices for per-call compensation for coinless payphone calls may change during the term of the Agreement. Either party may reopen this provision of the Agreement, upon thirty days written notice, to renegotiate in light of changes in applicable FCC rules or common industry practices thereunder.


2. This Amendment together with the First Amendment, Second Amendment, and the CONTRACT FOR ALASKA ACCESS SERVICES is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.


IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.

SPRINT COMMUNICATIONS COMPANY L.P.

By: /s/

Printed Name: Gary Lindsey

Title: Director - Access Management


GCI COMMUNICATION CORPORATION

By: /s/

Printed Name: Richard Westlund

Title: VP/GM Long Distance




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